UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2010

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	333-48123	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Effective November 9, 2009, The Hackett Group, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Company purchased from Archstone Consulting, LLC, Archstone Consulting UK Limited and Archstone Consulting BV (collectively, the “Sellers”) the assets used in connection with the Sellers’ consulting business.

On May 11, 2010, the parties to the Asset Purchase Agreement agreed to modify the earn-out provision in Section 2.5 of the Asset Purchase Agreement to provide for its early determination and termination. Although the Asset Purchase Agreement provided that up to 1,655,000 shares of common stock issued to the Sellers were subject to forfeiture based on the achievement of revenues by the acquired business in 2010, the parties have agreed to now make the final earn-out determinations. The parties to the Asset Purchase Agreement agreed that 1,435,000 shares of the total 1,655,000 shares of common stock were deemed to be earned, and therefore, 220,000 shares were forfeited by Sellers. There shall be no further opportunity for the Sellers to earn the 220,000 forfeited shares.

The foregoing summary of the modifications to the Asset Purchase Agreement is subject to, and qualified in its entirety by, the full text of the letter agreement containing the modifications, which is filed as Exhibit 1.01 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2010, the Company issued a press release setting forth its consolidated financial results for the first fiscal quarter of 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this current report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on May 7, 2010. The following nominees were elected to the Board of Directors for a three-year term according to the following votes:

	For	Withheld	Broker Non-Votes
Ted A. Fernandez	33,368,416	694,662	7,465,864
Terence A. Graunke	32,339,548	1,723,530	7,465,864
Alan T.G. Wix	26,236,346	7,826,732	7,465,864

The result of voting on Proposal 2 (as numbered in the Company’s 2010 Proxy Statement) was as follows:

Proposal 2. Shareholders approved the selection of BDO Seidman, LLP as the Company’s independent auditor for 2010.

	For	Against	Abstain	Broker Non-Votes
Approval of BDO Seidman, LLP as Independent Auditor	41,446,117	59,801	23,024	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: May 11, 2010	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.01	Letter Agreement, dated May 11, 2010, modifying the Asset Purchase Agreement by and among the Company and Archstone Consulting, LLC, Archstone Consulting UK Limited and Archstone Consulting BV, dated November 10, 2009.
99.1	Press Release of The Hackett Group, Inc., dated May 11, 2010.